UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2020

SYNDAX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37708	32-0162505
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building D, Floor 3 35 Gatehouse Drive, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (781) 419-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 2.02 Results of Operations and Financial Condition.

Syndax Pharmaceuticals, Inc. (the “Company”) preliminarily estimates that its cash, cash equivalents and short-term investments as of March 31, 2020 were approximately $99 million. The Company estimates that its operating expenses for the three months ended March 31, 2020 were approximately $15.5 million, including research and development expenses of approximately $9.6 million. These estimated amounts are unaudited and preliminary, are subject to completion of financial review procedures that could result in changes to the amount and do not present all information necessary for an understanding of the Company’s financial condition as of and for the three months ended March 31, 2020.

The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 30, 2020, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement in connection with a proposed public offering of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The preliminary prospectus supplement contains an updated description of certain aspects of the Company’s business and risk factors. Accordingly, the Company is filing this information with this Current Report on Form 8-K for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the SEC, including those discussed under the heading “Item 1A. Risk Factors,” in the Company’s most recent Annual Report on Form 10-K for the ended December 31, 2019, filed with the SEC on March 5, 2020. The updated disclosures are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Updated Corporate Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

By:/s/ Luke J. AlbrechtLuke J. AlbrechtGeneral Counsel and Secretary

Dated:  April 30, 2020